EXHIBIT 10.10.4

                                               Contract #: T1015F
                                               Amend #: 11

                NORTHERN BORDER PIPELINE COMPANY
                U. S. SHIPPERS SERVICE AGREEMENT


This amended Exhibit A is entered into at Omaha, Nebraska as of this 23rd day of October, 1997, by and between NORTHERN BORDER PIPELINE COMPANY, hereinafter referred to as "Company" and ENRON CAPITAL & TRADE RESOURCES CORP., a Delaware corporation, hereinafter referred to as "Shipper".

WHEREAS, Shipper and Company have entered into a Northern  Border
Company U. S. Shippers Service Agreement (#T1015) dated June  22,
1990, as amended (hereafter referred to as "Agreement"); and

WHEREAS, Shipper desires to permanently release to its Designated Replacement Shipper, The Peoples Gas Light and Coke Company (Peoples) 5,000 Mcf/Day of its capacity from Ventura, Iowa to Harper, Iowa under this U.S. Shippers Service Agreement #T1015, as amended; and

WHEREAS, Shipper and Company intend that the Amended Exhibit A of
U.S.  Shippers Service Agreement #T1015 will become effective  on
April 1, 1998.

NOW THEREFORE, in consideration of their respective covenants and agreements hereinafter set out, the parties hereto covenant and agree as follows:

AMENDED EXHIBIT A
Exhibit  A to the Agreement is hereby superseded by the  attached
Exhibit A.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year set forth above.

                             NORTHERN BORDER PIPELINE COMPANY
ATTEST:                    By:  Northern Plains Natural Gas Company,
                                Operator
Eva Neufeld                By:         Robert A. Hill
Assistant Secretary
                           Title:      Vice President

                           ENRON CAPITAL & TRADE RESOURCES CORP.
ATTEST:
                           By:         Julie Gomez

Mike Legler (Witness)      Title:      Vice President





      AMENDED EXHIBIT A TO U.S. SHIPPERS SERVICE AGREEMENT

 Company:           NORTHERN BORDER PIPELINE COMPANY


 Company's          1111 South 103rd Street
 Address:           Omaha, Nebraska  68l24-1000

                    ENRON CAPITAL & TRADE RESOURCES CORP.
 Shipper:           Attn: Mr. Mike Legler

                    1400 Smith
 Shipper's          EB 3109A
 Address:           Houston, TX  77002-7361



                                        Maximum    Minimum      Maximum
                   Role     Maximum     Receipt    Delivery     Receipt       Minimum
                  (Notes    Quantity    Pressure   Pressure   Temperature   Temperature
Points           1 and 3)   (MCF/Day)    (PSIG)     (PSIG)    (Degree F)    (Degree F)

Ventura, IA         RD       15,090        -           -            -             -
                    TP       15,090        -           -            -             -
                    DD       15,090        -           -            -             -

Grundy Center, IA   RD       15,090        -           -            -             -
(Secondary-Note 2)  TP       15,090        -           -            -             -
                    PD       15,090        -         800            -            32
                    DD       15,090        -           -            -             -

Beaman, IA          RD        5,100        -           -            -             -
(Secondary-Note 2)  TP       15,090        -           -            -             -
                    PD        5,100        -         839            -            32
                    DD        5,100        -           -            -             -

Tama, IA            RD          880        -           -            -             -
(Secondary-Note 2)  TP       15,090        -           -            -             -
                    PD          880        -         816            -            32
                    DD          880        -           -            -             -

Amana, IA           RD       15,090        -           -            -             -
(Secondary-Note 2)  TP       15,090        -           -            -             -
                    PD       15,090        -         783            -             -
                    DD       15,090        -           -            -             -

Harper, IA          RD       15,090         -          -           -              -
                    TP       15,090         -          -           -              -
                    PD       15,090         -        712           -             32
                    DD       15,090         -          -           -              -

Total Maximum
Receipt Quantity             15,090 MCF


Note 1:   The point role will be either PR for physical receipts,
          RD  for  receipt by displacement, TP for transfer ints,  PD
          for   physical   deliveries,  and  DD   for   delivery   by
          displacement.

Note 2:   Should  nominations  at  secondary  receipt  and  delivery
          points   be   received  which  exceed  available  capacity,
          volumes will be scheduled in accordance with Northern Border's nomination and scheduling procedures.

Note 3: For receipt or delivery of gas by displacement, Company cannot and does not have an obligation to physically deliver or receive gas at these points. Volumes will be delivered or received at these point(s) only to the extent that corresponding equal or greater volumes are received or delivered by other parties at these points on the same day. These corresponding volumes will be used to displace volumes nominated for delivery or receipt by Shipper.

Note 4:   Gas volumes which are nominated/scheduled  at a sub
          primary receipt  or  delivery point(s) have  priority
          over  gas  volumes  of   shipper utilizing  such  point
          on  a  corresponding  basis  as   a secondary receipt
          or delivery point. Shipper's rights and obligations regarding the use of sub primary points are governed by Subsection 17.1 of the General Terms and Conditions of the Tariff.

This Exhibit A is made and entered into as of October 23, 1997.
On the effective date designated by the Federal  Energy
Regulatory Commission, it shall supersede the Exhibit A dated as of October 30, 1997.

The effective date of this Exhibit A is April 1, 1998.



ATTEST:                       NORTHERN BORDER PIPELINE COMPANY
                              By:  Northern Plains Natural Gas Company,
                                   Operator

Eva Neufeld                   By:            Robert A Hill
Assistant Secretary

                              Title:         Vice President


ATTEST:                        ENRON CAPITAL & TRADE RESOURCES CORP.

Mike Legler (Witness)         By:            Julie Gomez


                              Title:         Vice President